CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2022
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP unitholders. Brookfield Renewable’s capital is monitored through the debt-to-total capitalization ratio on a corporate and consolidated basis. As at December 31, 2022 these ratios were 11% and 39%, respectively (2021: 8% and 33%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt-to-capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2022, which was unchanged from 2021, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2022	2021	2022	2021
Commercial paper(1)	$249	$—	$249	$—
Debt
Medium-term notes(2)	2,307	2,156	2,307	2,156
Non-recourse borrowings(3)	—	—	22,321	19,352
	2,307	2,156	24,628	21,508
Deferred income tax liabilities, net(4)	—	—	6,331	6,018
Equity
Non-controlling interest	—	—	14,755	12,303
Preferred equity	571	613	571	613
Perpetual subordinated notes	592	592	592	592
Preferred limited partners’ equity(5)	760	881	760	881
Unitholders’ equity	9,608	9,607	9,608	9,607
Total capitalization	$13,838	$13,849	$57,245	$51,522
Debt-to-total capitalization	17%	16%	43%	42%
Debt-to-total capitalization (market value)(6)	11%	8%	39%	33%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Medium-term notes are unsecured and guaranteed by Brookfield Renewable and excludes $8 million (2021: $7 million) of deferred financing fees, net of unamortized premiums.
(3)Consolidated non-recourse borrowings include $1,838 million (2021: $30 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $124 million (2021: $132 million) of deferred financing fees and $105 million (2021: $160 million) of unamortized premiums.
(4)Deferred income tax liabilities less deferred income tax assets.
(5)During the year end December 31, 2022, Brookfield Renewable completed the redemption of C$72 million of Series 5 Preferred Units.
(6)Based on market values of Preferred equity, Perpetual subordinated notes, Preferred limited partners’ equity and Unitholders’ equity.